SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                 FORM 8-K

                      --------------------------------

                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                      DATE OF REPORT: August 6, 2001
                     (Date of earliest event reported)

                      --------------------------------

                          CORPAS INVESTMENTS, INC.
           (Exact name of registrant as specified in its charter)

                        --------------------------------


     FLORIDA                      0-30100                  59-2890565
(State or other               (Commission File        (IRS Identification
jurisdiction of incorporation      Number)                  Number)
or organization)


                           1800 PEACHTREE STREET
                                 SUITE 620
                           ATLANTA, GEORGIA 30309
             (Address of principal executive offices, zip code)

                              (404) 365-9799
            (Registrant's telephone number, including area code)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

On August 6, 2001, the Board of Directors of the Registrant approved an Agreement dated July 31, 2001 by and between the Registrant and Corpas Investors, LLC ("Investors"), under which the Registrant sold Investors 30,000,000 shares of common stock for $25,000. Investors is owned equally by Robert J. Mottern and Kevin Welch. Pursuant to the Agreement, Ross Love, the Registrant's sole officer and director, resigned. Mr. Mottern and Mr. Welch were appointed to the board of directors of the Registrant. Mr. Mottern was appointed chairman and chief executive officer. Mr. Welch was appointed treasurer, secretary and chief financial officer of the Registrant.

The Registrant entered into the transaction with Investors because Investors will be able to provide the necessary funding and services to file any and all delinquent reports of the Registrant under the Securities Exchange Act of 1934, which the Registrant determined will enhance its ability to raise capital to turnaround its existing business or acquire other businesses. Any such transaction may likely result in a further change of control of the Registrant. There is no assurance that the Registrant will be successful in raising capital or in locating a suitable acquisition candidate, or that the terms of any such transaction will be favorable to existing shareholders.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5. OTHER EVENTS

Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

On August 6, 2001, Ross Love resigned as a director of the Registrant. The resignation of Mr. Love occurred pursuant to the transaction described in
Item 1, and not as a result of any disagreement with management of the Registrant.

Previously, Gene Fein resigned as a board member effective March 1, 2001. Edward Estrin, Dr. Lawrance Ribley, Marvin Scaff, and Molly A Miles resigned effective January 27, 2001. To the knowledge of current management, none of the board members provided a letter indicating that the resignation was the result of a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.             Description

   10.1 Agreement dated July 31, 2001 by and between Corpas Investments, Inc. and Corpas Investors, LLC

ITEM 8. CHANGE IN FISCAL YEAR

Not applicable.

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CORPAS INVESTMENTS, INC.
                                       (Registrant)



Date: August 10, 2001                 By: /s/ Robert J. Mottern
                                       ------------------------------------
                                      Robert J. Mottern, Chief Executive
                                      Officer